                PRODUCT INFORMATION NOTICE DATED AUGUST 1, 2014

A Special Meeting (the "MEETING") of Shareholders of the "MERGING FUND" (identified in the chart below), a series of Hartford Series Fund, Inc., will take place on or about September 15, 2014. At the Meeting, Shareholders of the Merging Fund will vote on a proposed Agreement and Plan of Reorganization ("REORGANIZATION PLAN"). If approved at the Meeting, pursuant to the Reorganization Plan, the Merging Fund will be reorganized (merged) into a corresponding series of the HIMCO Variable Insurance Trust (identified in the chart below as the "ACQUIRING FUND"). HIMCO Variable Insurance Trust is a newly organized open-end management investment company (a mutual fund) that is affiliated with Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Hartford Series Fund, Inc., Hartford Investment Management Company and Hartford Securities Distribution, LLC.

                MERGING FUND                                  ACQUIRING FUND
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 Hartford Index HLS Fund Class IA              HIMCO VIT Index Fund Class IA

The Board of Directors of Hartford Series Fund, Inc. has set a record date of June 24, 2014 ("RECORD DATE"). Shareholders of the Merging Fund on the Record Date are entitled to notice of and to vote at the Meeting. Contract Owners with Contract Value allocated to the Merging Fund as of the Record Date will receive notice of the Meeting, a Proxy Statement/Prospectus and a voting instruction card. The Proxy Statement/Prospectus will set forth information about the proposed merger. The Acquiring Fund and its corresponding Merging Fund have the same investment objective and investment strategies.

PROPOSED REORGANIZATION

With regard to the reorganization, if the Reorganization Plan is approved, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on October 16, 2014.

Effective as of the close of business on or about October 17, 2014, for the Reorganization Plan that is approved:

- all assets and liabilities of the Merging Fund Sub-Account will be transferred into the Acquiring Fund Sub-Account;

- Shareholders of the Merging Fund Sub-Account will receive shares of the same class of the Acquiring Fund Sub-Account that are equal in value to the shares of the Merging Fund Sub-Account held by the shareholder;

- If any of your Contract Value is invested in the Merging Fund Sub-Account that Contract Value will be automatically merged into the Acquiring Fund Sub-Account;

- If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract;

- any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account; and

- unless you direct us otherwise, if you are enrolled in any Automatic Income, DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

If the Reorganization Plan is approved, effective on or about October 20, 2014, all references and information contained in the prospectus for your Contract related to the Merging Fund Sub-Account are deleted and replaced with the Acquiring Fund Sub-Account.

ADDITIONAL FUND INVESTMENT OPTION

The Acquiring Fund will not be available for allocations of new Premium Payments or transfers of Contract Value until the merger, if approved, is complete. If the merger is approved, the Acquiring Fund Sub-Account will become available as an investment option for allocations of new Premium Payments and transfers of Contract Value effective October 20, 2014. The investment adviser for the Acquiring Fund is Hartford Investment Management Company. Additional information on the Acquiring Fund will be available in the Acquiring Fund's prospectus.

THE DEFINITION OF "OUR WEBSITE" IN THE GLOSSARY/DEFINITION SECTION OF YOUR PROSPECTUS IS DELETED AND REPLACED WITH:

OUR WEBSITE: Our current website, www.hartfordinvestor.com, will be changing to www.thehartford.com/annuities prior to December 31, 2014.

              THIS NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE.

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